================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): January 30, 2007

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      333-130694                13-3939229
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

    1585 BROADWAY
  NEW YORK, NEW YORK                                                     10036
(Address of Principal                                                 (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change

          (Former name or former address, if changed since last report)

================================================================================

     Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

          Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage
Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration
Statements on Form S-3 (Registration File No. 333-130694) (as amended, the
"Registration Statement"). Pursuant to the Registration Statement, IXIS Real
Estate Capital Trust 2007-HE1 (the "Trust") issued approximately $770,355,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series
2007-HE1 (the "Certificates"), on January 30, 2007. This Current Report on Form
8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit
4.1, dated as of January 1, 2007, among Morgan Stanley ABS Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, Saxon Mortgage Services Inc., as servicer, IXIS Real
Estate Capital Inc. (f/k/a CDC Mortgage Capital Inc.), as unaffiliated seller, and Deutsche Bank National Trust Company, as trustee and custodian. The
Certificates consist of thirteen classes of senior Certificates, the Class A-1,
Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 (collectively, the
"Offered Certificates") and four classes of subordinated Certificates (the
"Class B-4 Certificates", the "Class X Certificates", the "Class P Certificates"
and the "Class R Certificates"). Only the Offered Certificates were offered. The
Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

          The assets of the Trust consist primarily of one pool of fixed and adjustable-rate, first-lien and second-lien mortgage loans (the "Mortgage
Loans") secured by residential real properties on real properties (the "Mortgage
Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

          Interest distributions on the Class A-1, Class A-2, Class A-3, Class
A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1, Class B-2, Class B-3 and Class B-4 Certificates are based on the
Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class
A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
B-1, Class B-2, Class B-3 and Class B-4 Certificates are adjustable.

          The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3,
Class B-4 and Class B-5 Certificates have an original Certificate Principal
Balance of $306,010,000, $102,870,000, $133,770,000, $92,155,000, $32,993,000,
$24,645,000, $15,503,000, $13,118,000, $12,720,000, $11,528,000, $11,130,000,
$7,950,000, $5,963,000 and $7,950,000, respectively.

          As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated September 21, 2006 and the
Prospectus Supplement dated January 23, 2007, filed pursuant to Rule 424(b) (5)
of the Act on September 22, 2006.

                                       2

     Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

1.1  Underwriting Agreement, dated January 23, 2007, between Morgan Stanley ABS
     Capital I Inc., as depositor, and Morgan Stanley & Co. Incorporated, as initial purchaser.

1.2  Underwriter Indemnification Agreement, dated as of January 30, 2007, among
     Morgan Stanley ABS Capital I Inc., as depositor, Morgan Stanley & Co.
     Incorporated, as initial purchaser, and IXIS Real Estate Capital Inc., as unaffiliated seller.

4.1  Pooling and Servicing Agreement, dated as of January 1, 2007, among Morgan
     Stanley ABS Capital I Inc., as depositor, Wells Fargo Bank, National
     Association, as master servicer, backup servicer and securities administrator, Saxon Mortgage Services Inc., as servicer, Master Financial,
     Inc., as servicer, IXIS Real Estate Capital Inc. (f/k/a CDC Mortgage
     Capital Inc.), as unaffiliated seller, and Deutsche Bank National Trust
     Company, as trustee and custodian.

8.1  Opinion of Dewey Ballantine LLP, special tax counsel to the depositor, regarding certain tax matters.

                                       3

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY ABS CAPITAL I INC.
                                           As Depositor and on behalf of IXIS
                                           Real Estate Capital Trust 2007-HE1
                                           Registrant

                                        By: /s/ Gail McDonnell
                                            ------------------------------------
                                            Name: Gail McDonnell
                                            Title: Vice President

Dated: February 14, 2007

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

1.1           Underwriting Agreement, dated January 23, 2007, between Morgan
              Stanley ABS Capital I Inc., as depositor, and Morgan Stanley & Co.
              Incorporated, as initial purchaser.

1.2           Underwriter Indemnification Agreement, dated as of January 30,
              2007, among Morgan Stanley ABS Capital I Inc., as depositor,
              Morgan Stanley & Co. Incorporated, as initial purchaser, and IXIS
              Real Estate Capital Inc., as unaffiliated seller.

4.1           Pooling and Servicing Agreement, dated as of January 1, 2007, among Morgan Stanley ABS Capital I Inc., as depositor, Wells Fargo
              Bank, National Association, as master servicer, backup servicer and securities administrator, Saxon Mortgage Services Inc., as servicer, Master Financial, Inc., as servicer, IXIS Real Estate
              Capital Inc. (f/k/a CDC Mortgage Capital Inc.), as unaffiliated seller, and Deutsche Bank National Trust Company, as trustee and custodian.

8.1           Opinion of Dewey Ballantine LLP, special tax counsel to the depositor, regarding certain tax matters.

                                                                     EXHIBIT 1.1

                                                                     EXHIBIT 1.2

                                                                     EXHIBIT 4.1

                                                                     EXHIBIT 8.1